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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549



                                    FORM 8-K


                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                        SECURITIES EXCHANGE ACT OF 1934



                                 April 19, 1999
                Date of Report (Date of earliest event reported)



                                  ONEOK, Inc.
             (Exact name of registrant as specified in its charter)


         Oklahoma                     1-2572                    73-1520922
(State or other jurisdiction       (Commission                 (IRS Employer
     Of incorporation)             File Number)              Identification No.)


                        100 West Fifth Street; Tulsa, OK
                    (Address of principal executive offices)


                                     74103
                                   (Zip code)


                                 (918) 588-7000
              (Registrant's telephone number, including area code)


                                 Not Applicable
         (Former name or former address, if changed since last report)


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Items 1 - 4.      Not Applicable.

Item 5.           Other Events.

                  ONEOK, Inc. KGS Thrift Plan (Registration No. 333-41263 as filed with the Securities and Exchange Commission on November 28, 1997) has been merged with and into the Thrift Plan for Employees of ONEOK, Inc. and Subsidiaries (Registration No. 333-41267 as filed with the Securities and Exchange Commission on November 28, 1997), effective January 1, 1999.

                  A copy of the Thrift Plan for Employees of ONEOK, Inc. and Subsidiaries As Amended and Restated January 1, 1999, is attached hereto as exhibit 99.a and incorporated herein by reference.


Items 6.          Not Applicable

Item 7.           Financial Statements, Pro Forma Financial Information and
                  Exhibits.

Exhibit
No.               Description

99.a Thrift Plan for Employees of ONEOK, Inc. and Subsidiaries As Amended and Restated January 1, 1999.

99.b Incorporated by Reference - Posteffective Amendment No. 1 to Form S-8 Registration Statement Under the Securities Act of 1933 dated April 19, 1999; Registration No. 333-41263 as filed with the Securities and Exchange Commission on November 28, 1997.

Item 8 - 9.       Not Applicable

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                                   SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized, on this 15th of April, 1999.


                                            ONEOK, Inc.

                                        By: /s/ JIM KNEALE
                                            ------------------------------------
                                            Jim Kneale, Vice President,
                                            Chief Financial Officer,
                                            and Treasurer





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                               INDEX TO EXHIBITS

Exhibit
Number          Description
------          -----------
99.a            Thrift Plan for Employees of ONEOK, Inc. and Subsidiaries As
                Amended and Restated  January 1, 1999.

99.b            Incorporated by Reference - Posteffective Amendment No. 1 to
                Form S-8 Registration Statement Under the Securities Act of
                1933 dated April 19, 1999; Registration No. 333-41263 as filed with the Securities and Exchange Commission on November
                28, 1997.